UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2024 (December 6, 2024)

LAMY

(Exact name of registrant as specified in its charter)

Wyoming	333-266341	37-2039216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Allen Street Unit 10104

New York, New York 10002

(Address of principal executive offices, including zip code)

657-315-8312

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.01 Changes in Control of Registrant.

Effective December 6, 2024, there occurred a change in control of LAMY, a Wyoming corporation (the “Company”). On such date, pursuant to two separate stock purchase agreements (the “Change-in-Control Agreements”), Zhang Shengwu acquired a total of 5,250,000 shares of the Company’s common stock (the “Acquired Shares”), 5,000,000 of the Acquired Shares from Dwight Witmer and 250,000 of the Acquired Shares from Stephen Townsend. The Acquired Shares represent approximately 64.29% of the outstanding shares of the Company’s common stock and constitute voting control of the Company.

The total consideration paid by Mr. Shengwu for the Acquired Shares was $335,910 in cash, $318,410 to Mr. Witmer and $17,500 to Mr. Townsend.

In conjunction with the Change-in-Control Agreements, on December 6, 2024, Dwight Witmer resigned as a Director, CEO, CFO and Secretary of the Company, Stephen Townsend resigned as a Director and COO of the Company and Zhang Shengwu was appointed as the Sole Director, President, Chief Executive Officer and Secretary of the Company.

Certain information regarding the background of Mr. Shengwu is set forth below.

Zhang Shengwu, 32, has, since February 2020, served as CEO of Shanghai Jiuye Technology Group Co., Ltd., a China-based technology company. From February 2014 through February 2020, Mr. Zhang served as Director of Operations for Dalian Damao Surveying and Mapping Service Co., Ltd., a China-based surveying and mapping company. Until such time as the Company’s level of operations increases, Mr. Zhang will devote not less than 20 hours per week on the business of the Company.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth above under Item 5.01. Changes in Control of Registrant is incorporated in this Item 5.02.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMY

Date: December 17, 2024	By:	/s/ Zhang Shengwu
Zhang Shengwu
Chief Executive Officer

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